Derivatives and Hedging Instruments	12 Months Ended
Dec. 31, 2012
Derivative Instruments and Hedging Activities Disclosure [Abstract]
DERIVATIVES AND HEDGING INSTRUMENTS
DERIVATIVES AND HEDGING INSTRUMENTS
MEMC’s hedging activities consist of:

		Assets (Liabilities or Equity) Fair Value
In millions	Balance Sheet Location	As of December 31, 2012	As of December 31, 2011
Derivatives designated as hedging:
Interest rate swaps	Accrued liabilities	$(5.0)	$(4.5)
Interest rate swaps	Accumulated other comprehensive income	$4.3	$3.9
Derivatives not designated as hedging:
Suntech warrant	Other assets	$0.2	$0.4
Currency forward contracts	Prepaid and other current assets	$0.5	$3.0
Currency forward contracts	Accrued liabilities	$(7.1)	$(1.8)
Interest rate swaps	Accrued liabilities	$—	$(1.1)
		Losses (Gain)
In millions	Statement of Operations Location	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Derivatives designated as hedging:
Net investment hedge	Other, net	$—	$—	$(17.3)
Derivatives not designated as hedging:
Suntech warrant	Decline in fair value of warrant	$0.2	$4.8	$14.0
Currency forward contracts	Other, net	$9.0	$7.4	$1.3

To mitigate financial market risks of fluctuations in foreign currency exchange rates, we utilize currency forward contracts. We do not use derivative financial instruments for speculative or trading purposes. We generally hedge transactional currency risks with currency forward contracts. Gains and losses on these foreign currency exposures are generally offset by corresponding losses and gains on the related hedging instruments, reducing the net exposure to MEMC. A substantial portion of our revenue and capital spending is transacted in the U.S. Dollar. However, we do enter into transactions in other currencies, primarily the Euro, the Japanese Yen, Canadian dollar and certain other Asian currencies. To protect against reductions in value and volatility of future cash flows caused by changes in foreign exchange rates, we have established transaction-based hedging programs. Our hedging programs reduce, but do not always eliminate, the impact of foreign currency exchange rate movements. At any point in time, we may have outstanding contracts with several major financial institutions for these hedging transactions. Our maximum credit risk loss with these institutions is limited to any gain on our outstanding contracts. As of December 31, 2012 and December 31, 2011, these currency forward contracts had net notional amounts of $320.5 million and $293.2 million, respectively.
In addition to the currency forward contracts purchased to hedge transactional currency risks, we entered into currency forward contracts during 2010 to hedge cash flow risks associated with future purchases of raw materials denominated in Euros. These forward contracts were established as cash flow hedges designed to protect against the variability in foreign currency rates between the Euro and U.S. Dollar. The cash flow hedges were accounted for using hedge accounting. As of June 30, 2011, the future purchases of raw materials associated with these cash flow hedges were no longer deemed probable and accordingly, the related gains of $14.2 million on the forward contracts were reclassified from accumulated other comprehensive (loss) income into earnings. During the 2011 third quarter, these forward contracts were liquidated, resulting in a loss of $6.6 million. There were no outstanding currency forward contracts designated as cash flow hedges as of December 31, 2012 and 2011.
We are party to three interest rate swap instruments that are accounted for using hedge accounting. These instruments are used to hedge floating rate debt and are accounted for as cash flow hedges. Under the swap agreements, we pay the fixed rate and the financial institution counterparties to the agreements pay MEMC a floating interest rate as indicated in the table below. The amount recorded in the consolidated balance sheet as provided in the table below represents the estimated fair value of the net amount that we would settle on December 31, 2012, if the agreements were transferred to other third parties or cancelled by us. The effective portion of these hedges for the year ended December 31, 2012 and 2011 were losses of $5.0 million and $4.5 million, respectively, and a gain of $5.3 million for the year ended December 31, 2010, which were recorded to other comprehensive (loss) income. There was no material ineffectiveness for the years ended December 31, 2012, December 31, 2011, and December 31, 2010, respectively.
As of December 31, 2012, we have one interest rate swap instrument that is used as an economic hedge. This instrument is used to hedge floating rate debt and is not accounted for as a cash flow hedge. Under the swap agreement, we pay the fixed rate and the financial institution counterparty to the agreement pays us a floating interest rate based on the table below. The amount recorded in the consolidated balance sheet as provided in the table below represents the estimated fair value of the net amount that we would settle on December 31, 2012 if the agreements were transferred to other third parties or cancelled by us. Because this hedge is deemed an economic hedge and not accounted for under hedge accounting, the changes in fair value are recorded to non-operating expense (income) within the consolidated statement of operations. The fair value of these hedges as of December 31, 2011 was a liability of $1.1 million. No such hedges existed prior to 2011.
A summary of all interest rate swap instruments as of December 31, 2012 are as follows:

	Notional Amount (in millions)	Fixed Rate	Variable Rate	Termination Date	Assets (Liabilities) Fair Value at December 31, 2012
					Dollars in millions
Interest rate swap #1 cash flow hedge	4.4 Euros	5.1%	Euribor plus 1.5%	6/30/2023	$(1.7)
Interest rate swap #2 cash flow hedge	1.8 Euros	5.1%	Euribor plus 1.5%	6/30/2023	(0.7)
Interest rate swap #3 cash flow hedge	32.4 Canadian Dollars	3.3%	Canadian Deposit Offering Rate	6/5/2028	(2.6)
Interest rate swap #4 economic hedge	11.5 South African Rand	5.25%	ZAR-JIBAR-SAFEX Rate	3/31/2024	—
					$(5.0)

We previously had an unconsolidated joint venture, Q-Cells SE, which was a Euro functional currency entity accounted for under the equity method, in which we invested 72.5 million Euros (approximately $105 million) in 2009. In order to manage the changes in foreign currency and any resulting gain or loss associated with this investment, we entered into a Euro currency forward contract, accounted for as a net investment hedge, for 70.0 million Euros. We received 63.5 million Euros (approximately $77 million) of our investment in the second quarter of 2010 and at the same time reduced our net investment hedge to the remaining equity investment balance. During the fourth quarter of 2010, we received the remaining balance of our investment of 5.8 million Euros (approximately $8 million). During 2010, we recognized a gain of $17.3 million on this hedge and at the same time recognized a foreign currency loss on our investment of $14.3 million. Both amounts were recorded in other, net in our statement of operations. No ineffectiveness was recognized in 2012, 2011 or 2010.
The Suntech warrant consists of a fully vested, non-forfeitable warrant to purchase common shares of Suntech which was received in 2006 at the time that we signed a long-term supply agreement with Suntech. The long-term supply agreement was terminated in the second quarter of 2011, but the termination had no impact on the warrant. The Suntech warrant exposes us to equity price risk.